Exhibit 10.27

NOTE PURCHASE AGREEMENT

Among

THE BANK OF NEW YORK MELLON,

as Trustee

And

[Redacted]

as Purchaser

Dated as of December 20, 2013

RE:

HASI SYB 2013-1 TRUST

ATTACHMENTS TO NOTE PURCHASE AGREEMENT

SCHEDULE I	—	Name and Address of Purchaser

EXHIBIT A	—	Representations and Warranties of Trustee

EXHIBIT B	—	Form of Trust Agreement

-ii-

NOTE PURCHASE AGREEMENT

INTRODUCTORY

THIS NOTE PURCHASE AGREEMENT (the “Agreement”) is dated as of December 20, 2013, and is between The Bank of New York Mellon, as trustee under that Trust Agreement Relating to the HASI SYB 2013-1 Trust dated as of December 20, 2013 (in such capacity, the “Trustee”), [Redacted]                                         (the “Purchaser”).

Whereas, HASI SYB I LLC, a Maryland limited liability company (“HASYB”), HAT SYB I LLC, a Maryland limited liability company (“HATSYB”, and together with HASYB, the “Borrowers”), Hannon Armstrong Capital, LLC, a Maryland limited liability company (the “Servicer”) and the Trustee are parties to that certain Trust Agreement Relating to HASI SYB 2013-1 Trust (the “Trust Agreement”), dated as of even date herewith, with respect to the formation and administration of the HASI SYB 2013-1 Trust (the “Trust”) as set forth therein; and

Whereas, pursuant to the terms of the Trust Agreement, the Trustee will issue to the Purchaser the HA SI SYB 2013-1 Trust Collateralized Debt Note (the “Note”) in the amount of the Purchase Price as further described herein. The Trustee will use the net proceeds from the issuance of the Note to simultaneously fund a loan to the each Borrower pursuant to a secured Promissory Note dated as of December 20, 2013 issued by each such Borrower to the Trustee (each, a “Promissory Note”).

NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

SECTION 1.	AUTHORIZATION OF NOTES; DEFINITIONS.

Section 1.1. Authorization of Notes. The Note will be issued under and pursuant to the Trust Agreement. The Note shall be issued in the aggregate amount of the Purchase Price therefor and shall mature on the date set forth in the Note, subject to prior redemption and amortizing principal payments as provided in the Trust Agreement. Payments on the Note shall commence on the date and in the amounts set forth in the Payment Schedule attached thereto.

Section 1.2. Definitions. Terms initially capitalized in this Agreement and not defined herein have the meanings given to such terms in the Trust Agreement. In this Agreement, the following terms shall have the meanings set forth below:

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Purchase Price” shall have the meaning set forth in Section 2.

“Securities Act” shall mean the Securities Act of 1933, as amended.

SECTION 2.	PURCHASE OF NOTES.

(a) For the benefit of each of the other parties hereto, the Trustee agrees, subject to the terms and conditions of this Agreement, the Trust Agreement and the delivery direction set forth in Section 3 below, and in reliance upon the representations and warranties set forth herein and therein, that the Trust will issue and the Trustee will authenticate and deliver the Note to the Purchaser, on the Closing Date upon receipt in immediately available funds of the aggregate amount of the Original Note Principal Balance (collectively, the “Purchase Price”) due with respect to the Note. The Note shall be registered in the name and denomination set forth for the Purchaser on Schedule I hereto.

SECTION 3.	CLOSING.

Upon the Closing Date, and subject to the provisions of Section 2 and the satisfaction of the conditions set forth in this Section 3 and in Section 4, the Borrowers will direct the Trustee to deliver to the Purchaser the Note in the principal amount to be purchased by the Purchaser, dated as of the Closing Date and duly executed by the Trustee on behalf of the Trust and authenticated by the Trustee, as provided in the Trust Agreement, against delivery by the Purchaser, by wire transfer, to the Trustee or its order of immediately available funds in the amount of the related Purchase Price.

SECTION 4.	CONDITIONS TO THE CLOSING.

The obligation of the Purchaser herein to purchase and pay for the Notes to be sold to the Purchaser on the Closing Date, and the obligation of each party to consummate the transactions contemplated hereby is subject to the fulfillment, on or prior to the Closing Date, of the following conditions:

(a) Each Borrower, shall have each performed and complied with all of its obligations contained in this Agreement and the other Transaction Documents required to be performed or complied with by it prior to or upon the Closing Date, and at the time thereof, after giving effect to the issuance and sale of the Notes, the Trust Agreement and the other Transaction Documents shall be in full force and effect and no condition or event shall exist that constitutes or that, after notice or lapse of time or both, would constitute an Event of Default thereunder.

(b) All corporate and other proceedings in connection with the transactions contemplated by the Transaction Documents, all documents and instruments incident to such transactions and all proceedings under the Trust Agreement, shall be satisfactory to the Purchaser and the Trustee, and the Purchaser and the Trustee shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser and the Trustee may reasonably request.

(c) The Purchaser, the Borrowers and the Trustee shall have each received executed copies of the Transaction Documents in a form acceptable to such Purchaser, the Borrowers and the Trustee.

(d) The Purchaser shall have received opinions from counsel for the Trustee with respect to matters as the Purchaser may reasonably request, addressed to such Purchaser, dated as of the Closing Date and otherwise reasonably satisfactory in substance and form to such Purchaser.

(e) The Purchaser shall have received such additional certificates, instruments and other documents, including without limitation certified copies of resolutions adopted by the Borrowers and the Trustee as such Purchaser may reasonably request, including, without limitation, to evidence the authority of the Trustee to act under the Trust Agreement.

(f) All fees, charges and taxes in connection with the execution, delivery, registration, recordation, filing or publication of any Transaction Document and any other agreement or instrument, financing statement or any publication of notice required to be executed, delivered, registered, recorded, filed or published to protect the validity and priority of the assignments, liens and pledges in the Transaction Documents shall have been paid in full by the Borrowers.

(g) A PPN issued by Standard & Poor’s CUSIP Service Bureau shall have been obtained for the Note by the Borrowers.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF BORROWERS.

Each Borrower represents and warrants that as of the Closing Date, the representations and warranties of such Borrower contained in the Promissory Note and Security Agreement are true and correct on such date and are incorporated by reference with the same force and effect as though set forth herein in full.

SECTION 6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

(a) Purchaser acknowledges that the Notes have not been registered under the Securities Act and that the Trust has not and does not propose to make a public offering of any Notes or other securities issued by the Trust. Purchaser further represents that it is acquiring the Notes not with a view to the distribution thereof, and that such Purchaser has no present intention of disposing of the Notes in a distribution; it being understood, however, that the disposition of such Purchaser’s property shall at all times be and remain within its control.

(b) Purchaser understands that the Trustee will not register the Trust created under the Trust Agreement as an investment company under the Investment Company Act by reason of the exclusion under Section 3(c)(7) of the Investment Company Act, and, therefore, the protections of the Investment Company Act are not available to such Purchaser.

(c) Purchaser represents and warrants that it is a “qualified purchaser” as that term is defined under the Investment Company Act and the rules and regulations promulgated thereunder and its taxpayer identification number, legal name and jurisdiction of organization as provided on Schedule I hereto are true and correct. No Purchaser shall transfer all or any part of its interest in the Notes issued by the Trustee (i) to any Person unless such Person is a “qualified purchaser” as that term is defined under the Investment Company Act and the rules and regulations promulgated thereunder, (ii) to an investment company registered or required to be registered under the Investment Company Act or a private investment company relying on the exceptions from the definition of investment company under Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, (iii) to a Person formed for the specific purpose of purchasing the Notes, or (iv) in any manner that will result in the Trust or any party to this Agreement being required to register as an investment company under the Investment Company Act.

(d) Purchaser represents and warrants that it is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act”. Purchaser is aware that the sale to it is being made in reliance on Rule 144A. Purchaser is acquiring the Note for its own account or for the account of a qualified institutional buyer, and understands that such Note may be resold, pledged or transferred only (i) to a Person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

(e) Purchaser agrees not to sell, transfer, assign, participate, pledge or otherwise dispose of any portion of its interest in any Note (or any interest therein) except in a transaction exempt from registration under the Securities Act, and in compliance with the provisions of §§2.09(b), 2.09(c) and 3.03(b) of the Trust Agreement.

(f) Any transfer of a Note by a Purchaser in contravention of this section shall be void and ineffective and shall not bind or be recognized by the Trustee or any other Person. No such purported transfer shall give any purported transferee any right to any net profits, net losses or distributions of the Trust Estate or any other rights of a Noteholder.

(g) Purchaser acknowledges that the Notes have been issued in certificated form and are not eligible to be deposited with the Depository Trust Company or any other book-entry or certificateless system.

(h) Purchaser acknowledges that the Trust Agreement and the Note have been structured with the intention that the Notes will be treated as debt for all purposes, including federal income tax purposes. The Purchaser by its acquisition of the Note agrees for all purposes to treat the Note consistently with such intent. The Purchaser agrees to treat the Note as debt for all tax and non-tax purposes, including regulatory and financial accounting purposes, and for applicable federal, state and local income and franchise tax law purposes and for purposes of any other tax imposed on, or measured by, income.

(i) Purchaser acknowledges and agrees that, except as set forth in the Trust Agreement, no subsequent transfer of the Note is permitted unless we cause our proposed transferee to provide to the Trustee, on behalf of the Trust, a written statement with certifications consistent with the representations and warranties set forth in this section in form acceptable to the Trustee.

SECTION 7.	REPRESENTATIONS AND WARRANTIES OF TRUSTEE.

The representations and warranties of the Trustee contained in the Trust Agreement are true and correct on the date of this Agreement and are incorporated by reference with the same force and effect as though set forth herein in full and, additionally, the Trustee represents and warrants that the representations and warranties of the Trustee set forth in Exhibit A hereto and the following representations and warranties of the Trustee are true and correct on the date hereof:

1. The Notes issued on the date hereof have been duly (i) executed by the Trustee on behalf of the Trust and (ii) authenticated by the Trustee in accordance with the terms of the Trust Agreement.

2. The Notes being issued on the Closing Date hereof are entitled to the benefits accorded to the Notes under the Trust Agreement.

The Trustee (a) will not be responsible for, and, except as set forth above, makes no representation or warranty as to, the validity or adequacy of the Transaction Documents or the Notes and (b) will not be accountable for the Trust’s use of the proceeds from the Notes, or responsible for any statement of the Trust in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee’s certificate of authentication.

SECTION 8.	ADDITIONAL AGREEMENTS.

In no event shall the Trustee be required to qualify the Notes for offering and sale under the laws of any state. Purchaser pursuant to this Agreement acknowledges and agrees that it is the intent that the Notes shall be treated as debt for United States federal income tax purposes and further agrees to treat such Notes as debt for United States federal income tax purposes and prepare and file its own tax returns and forms consistently with such treatment.

SECTION 9.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

All representations and warranties contained in this Agreement or in the other Transaction Documents in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and such other Transaction Documents, any investigation at any time made by the Purchaser or on the Purchaser’ behalf, the purchase of any Notes under this Agreement and any disposition or payment of the Notes.

SECTION 10.	NOTICES, ETC.

All notices, requests, and other communications to any party hereunder shall be in writing and shall be given to such party at its physical or electronic address set forth below, or such other address as such party may hereafter specify by notice to the other parties. Each such notice, request, or other communication shall be effective (a) if given by mail, four days after such communication is deposited in the U.S. mail, first-class postage prepaid, in certified form, addressed as specified below, or (b) if given by any other means (including, without limitation, by overnight courier service or electronic transmission), when receipt has been confirmed at the address specified below.

Addresses for Notices:

To the Purchaser:

[Redacted]

To the Trustee:

The Bank of New York Mellon

Corporate Trust - Asset-Backed Securities

101 Barclay Street, Floor 7W

New York, New York 10286

P: 212-815-8159

Attn: Jonathan Kaplan, Associate

jonathan.kaplan@bnymellon.com

To a Borrower:

c/o Hannon Armstrong Capital, LLC

1906 Towne Centre Boulevard, Suite 370

Annapolis, Maryland 21401

Attention: Asset Management Department

lhale@hannonarmstrong.com

SECTION 11.	MISCELLANEOUS.

(a) This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

(b) This Agreement embodies the entire agreement and understanding among the parties hereto regarding the purchase of the Notes and supersedes all prior agreements and understandings relating to the subject matter hereof.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the General Obligations Law), without giving effect to the principles of conflict of laws other than Section 5-1401.

(d) The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A signed and delivered facsimile copy of this Agreement, or a signed copy transmitted electronically in either a tagged image format file (TIFF) or a portable document format (PDF), shall be binding on the party signing the facsimile or electronically transmitted copy, and such copy shall have the same effect as the original. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

(f) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT HERETO, OR (B) ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(g) This Agreement is being entered to and the Notes are issued pursuant and subject to the Trust Agreement incorporated by reference herein as Exhibit B. The Trustee shall be entitled to all of the rights, protections and indemnities provided for in the Trust Agreement.

[Signature pages omitted]